Note 1 - Description of the Business	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Business Description and Basis of Presentation [Text Block]

Note 1. Description of the Business

Avalon Holdings Corporation (“Avalon”) was formed on April 30, 1998 as a subsidiary of American Waste Services, Inc. (“AWS”). On June 17, 1998, AWS distributed, as a special dividend, all of the outstanding shares of capital stock of Avalon to the holders of AWS common stock on a pro rata and corresponding basis.

Avalon provides waste management services to industrial, commercial, municipal and governmental customers in selected northeastern and midwestern U.S. markets and manages a captive landfill for an industrial customer. In addition, Avalon owns the Avalon Golf and Country Club, which has golf courses and clubhouses at each of its three facilities. The Squaw Creek and Sharon facilities each have a swimming pool, a fitness center and dining and banquet facilities. The Squaw Creek facility also has tennis courts, while the Sharon facility offers massage and spa services. Avalon also owns and operates a travel agency.

On July 18, 2013 Avalon, through a wholly owned subsidiary, received two permits to drill, construct and operate two salt water injection wells. In August 2013, Avalon created a new Ohio limited liability company, AWMS Holdings, LLC, to act as a holding company to form and own a series of wholly owned subsidiaries that will own and operate salt water injection wells and facilities (together the “facilities”). AWMS Holdings, LLC, will offer investment opportunities to accredited investors by selling membership units of AWMS Holdings, LLC through private placement offerings. The monies received from these offerings, along with internally contributed capital, will be used to construct the facilities necessary for the operation of salt water injection wells. American Water Management Services, LLC, a wholly owned subsidiary of Avalon, will manage the operations, be responsible for the marketing and sales function and make all the decisions regarding the well operations for a percentage of the gross revenues. As a result of the private placement offerings, Avalon may not be the majority owner of AWMS Holdings, LLC; however, due to the managerial control of American Water Management Services, LLC, the financial statements of AWMS Holdings, LLC and subsidiaries will be included in the Avalon consolidated financial statements. At December 31, 2013, Avalon owned approximately 50% of AWMS Holdings, LLC.

Avalon, through a wholly owned subsidiary, made an initial capital contribution of $3.0 million which included cash and certain well assets, including the permits, in exchange for membership units of AWMS Holdings, LLC.

In October 2013, AWMS Holdings, LLC began accepting subscriptions, through a private placement offering to accredited investors, for the purchase of membership units in AWMS Holdings, LLC. The private placement offering is expected to raise $3.5 million. At December 31, 2013, AWMS Holdings, LLC had received $3.05 million from the sale of membership units to accredited investors with an additional $.35 million being received in the first two months of 2014. The monies raised through the private placement offering plus cash contributed by Avalon will be used to construct the facilities necessary for the operation of two salt water injection wells. If additional monies are needed to complete construction of the facilities, AWMS Holdings, LLC will offer additional membership units in order to raise the required funds. If necessary, Avalon will purchase any unsold membership units. Construction of the facilities commenced in the fourth quarter of 2013. The wells are expected to be operational by the end of the first quarter of 2014.